                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         November 19, 1996
                                                   -----------------------------


                          NORTHERN TRUST CORPORATION
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            (Exact name of registrant as specified in its charter)



                                   Delaware
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                (State or other jurisdiction of incorporation)



          0-5965                                         36-2723087
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    (Commission File Number)                 (IRS Employer Identification No.)



       50 South LaSalle Street, Chicago, Illinois                 60675
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          (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code        (312) 630-6000
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Item 5.   Other Events
          ------------

     Northern Trust Corporation disclosed in a news release dated November 19, 1996 that its Board of Directors had declared a 2-for-1 split of the common stock of the Corporation, to be effected by means of a 100% stock distribution. One share for each share held by stockholders of record on December 2, 1996 will be distributed on December 9, 1996.

     The Corporation also announced the declaration of a quarterly cash dividend on shares of its common stock outstanding after the split in the amount of 18 cents per share, payable January 2, 1997 to holders of record on December 10, 1996. This dividend, taking into account the stock distribution, represents an increase of 16.1% over the previous dividend.

     The news release also reported that the Board of Directors increased the Corporation's common stock buy-back authorization by approximately 2.1 million shares, thus allowing the purchase in the future of up to an aggregate of 2.5 million shares of the Corporation's common stock (5 million shares post-split). The Corporation expects to use this additional buy-back authorization principally to purchase shares needed for its stock option and other stock incentive programs. An average of approximately 650,000 shares (1,300,000 shares post-split) has been required annually for these purposes since the beginning of 1994.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits

          Exhibit (99) Additional Exhibits:   Northern Trust Corporation News
                                              Release dated November 19, 1996.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NORTHERN TRUST CORPORATION
                                             (Registrant)
                                       By:
                                          --------------------------------------
                                             Peter L. Rossiter
                                             Executive Vice President,
                                             General Counsel and Secretary

Date: November 20, 1996
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                                 EXHIBIT INDEX
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The following exhibit is filed herewith:

Exhibit
Number                      Description                       Page Number Herein
------                      -----------                       ------------------

(99)          Northern Trust Corporation News Release
                      dated November 19, 1996.                      Page 4